UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

APPLIED THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38898	81-3405262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

545 Fifth Avenue, Suite 1400 New York, NY 10017	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 220-9226

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2023, Steven Ortega notified Applied Therapeutics, Inc. (the “Company”) that he will resign from his position as the Company’s Chief Accounting Officer and Interim Principal Financial Officer effective as of June 30, 2023, to pursue another professional opportunity. On June 16, 2023, the Company appointed Catherine Thorpe as the interim Principal Financial Officer and Chief Accounting Officer, effective immediately, in light of Mr. Ortega’s anticipated departure and Mr. Ortega ceased to serve in such roles.

On June 16, 2023, the Company entered into an engagement letter (the “Engagement Letter”) with CFGI to assist the Company with, among other things, financial, accounting and tax consulting services as required by the Company. Ms. Thorpe, an employee of CFGI, will be responsible for the Company’s accounting and finance functions and will serve as the Company’s Interim Principal Financial Officer and Chief Accounting Officer. The Engagement Letter may be terminated by the Company or CFGI at any time, for any reason, with 30 days prior written notice to the other party. Ms. Thorpe will not receive compensation from the Company. Ms. Thorpe will continue to receive compensation from CFGI and the Company will compensate CFGI for Ms. Thorpe’s services at an agreed upon hourly rate. The Company expects that the fees paid to CFGI pursuant to the Engagement Letter will be similar to the compensation paid to Mr. Ortega.

Ms. Thorpe, age 60, served in the role of Managing Director at CFGI from April 2018 to January 2020 and has been the CFGI Stamford Office Managing Partner since January 2020. She has no familial relationships with any executive officer or director of the Company. Other than the Company’s engagement of CFGI there have been no transactions in which the Company has participated and in which Ms. Thorpe had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K. In connection with her appointment, the Company will enter into a customary indemnification agreement with Ms. Thorpe.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED THERAPEUTICS, INC.

Dated: June 16, 2023	By:	/s/ Shoshana Shendelman
	Name:	Shoshana Shendelman
	Title:	President and Chief Executive Officer